UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐                             Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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On August 8, 2016, TPG Specialty Lending, Inc. issued the following press release:

TPG Specialty Lending, Inc. Details How Terminating TICC Capital Corp.’s Existing External Adviser Could Unlock Significant Value for TICC Stockholders

Outlines Numerous Benefits and Value Creation Opportunities Potentially Available to Stockholders Upon Replacing the Existing Failed External Adviser

TICC Stockholders Have Missed Opportunity to Generate an Additional 189% in Returns Had Assets Been Managed by an Average External Adviser for the Past 12 Years

Eliminating TICC’s Current Discount to Net Asset Value Would Potentially Generate $43.8 Million of Direct Value to Stockholders

Encourages TICC Stockholders to Vote the GOLD Proxy Card to Terminate TICC’s External Adviser’s Advisory Contract and to Elect T. Kelley Millet to the TICC Board

NEW YORK—(BUSINESS WIRE)—TPG Specialty Lending, Inc. (“TSLX”; NYSE:TSLX), a specialty finance company focused on lending to middle-market companies, today issued a letter to TICC Capital Corp.’s (“TICC”; NASDAQ: TICC) stockholders describing how terminating the existing external adviser’s advisory contract could potentially unlock significant value for stockholders. Please click here to view the full letter:http://www.changeticcnow.com/content/uploads/2016/08/Unlocking-Value-at-TICC.pdf

In the letter, TSLX notes that TICC stockholders would have realized significant gains had TICC installed an external adviser that delivered average returns over the last 12 years, instead of the existing external adviser that has underperformed nearly every significant benchmark since 2003. Further, eliminating the persistent discount to net asset value (“NAV”) at which TICC shares currently trade could potentially generate $43.8 million in direct value to stockholders.

The letter also urges stockholders to protect their investment in TICC by signing and returning the GOLD proxy card FOR the termination of the investment advisory agreement between TICC and its external adviser and FOR the election of TSLX’s highly-qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors at the upcoming annual meeting scheduled for September 2, 2016.

TSLX’s proxy materials are also available through the SEC’s website and at www.changeTICCnow.com.

About TPG Specialty Lending

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

TPG Specialty Lending, Inc.

Lucy Lu, 212-601-4753

llu@tpg.com

or

MacKenzie Partners, Inc.

Charlie Koons, 800-322-2885

tpg@mackenziepartners.com

or

Media

Luke Barrett, 212-601-4752

lbarrett@tpg.com

or

Abernathy MacGregor

Tom Johnson, 212-371-5999

tbj@abmac.com

or

Dan Scorpio, 212-371-5999

pct@abmac.com

August 8, 2016
Fellow TICC Stockholders:
As the largest single stockholder of TICC Capital Corp. (“TICC”), TPG Specialty Lending, Inc. (“TSLX”) believes that you have suffered returns well below average for too long. The inaction of the TICC board is costing you money!
You deserve to know the facts and all the options for your investment once the failing external adviser has been replaced. Installing even an average external adviser has the potential to yield tremendous value to stockholders. You have the power to enact real change at TICC.
TICC’s existing external adviser and Board appear to be taking actions in the hope that you will not vote your shares. Why else would TICC schedule its annual meeting in the last week of summer – and on a Friday before a holiday weekend to boot? Are the insiders betting that stockholders won’t be focused on this important vote? We encourage you to be involved in the future of your investment and cast your VOTE well in advance of the annual meeting on September 2, 2016.
It is your right as a stockholder to enact change at TICC. VOTE THE ENCLOSED GOLD CARD NOW to protect your investment and end more than a decade of failure at TICC.
Remember, stockholders have the right, under the Investment Company Act of 1940, as amended, to terminate the external adviser’s contract at no cost to stockholders.
We urge you to vote today to terminate the investment advisory agreement between TICC and its external adviser and to elect our highly qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors.
Sincerely,
TPG Specialty Lending, Inc.
Joshua Easterly
Chairman and Co-Chief Executive Officer
Michael Fishman
Co-Chief Executive Officer
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TERMINATING THE EXTERNAL ADVISER FORCES THE STRATEGIC ALTERNATIVES REVIEW YOU DESERVE

It is our view that for 12 years the TICC board has failed in its legal obligation to review performance and make changes to benefit stockholders

Voting for the termination of the external adviser will force the TICC board to perform its duty and make positive change for stockholders

Year	Performance Above Peers?	Management base fee reduced by Board?	Changes made to Board composition?	TICC Facing Proxy Contest at Annual Meeting?
2004	YES	NO	NO	NO
2005	NO	NO	NO	NO
2006	NO	NO	NO	NO
2007	NO	NO	NO	NO
2008	NO	NO	NO	NO
2009	YES	NO	NO	NO
2010	YES	NO	NO	YES
2011	NO	NO	NO	NO
2012	NO	NO	NO	NO
2013	YES	NO	NO	NO
2014	NO	NO	NO	NO
2015	NO	NO	NO	NO
2016	NO	Minor fee reduction	Mr. Novak named "independent" Chair	**YES**

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TPG SPECIALTY LENDING

ELIMINATE THE TICC DISCOUNT – VOTE TO BRING ON AN ADEQUATE EXTERNAL ADVISER

YOUR STOCK HAS PERSISTENTLY TRADED BELOW NAV FOR <u>487 OUT OF 506 DAYS</u> OVER THE LAST TWO YEARS, COSTING YOU SIGNIFICANT VALUE


1.05x
0.95x
0.85x
0.75x
0.65x
0.87x
Aug-2014
Nov-2014
Mar-2015
Jun-2015
Sep-2015
Jan-2016
Apr-2016
Aug-2016

Note: Market data from August 4, 2014 to August 4, 2016
Source: Bloomberg, Capital IQ

DON'T BE FOOLED BY TICC'S MISINFORMATION

Can stockholders truly be left with no external adviser if the current contract is terminated?

NO. Although the failure to approve an interim or permanent investment advisory agreement could potentially require TICC to become internally managed (which it might not be prepared to do at that time), we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise TICC on attractive terms.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TICC STOCKHOLDERS DESERVE AT LEAST AVERAGE PERFORMANCE
At least three external advisers have expressed interest in managing your assets. If you terminate the external adviser, there is a strong chance stockholders will quickly benefit from improved performance of even an average external adviser.
If TICC had acted in your interest and installed an average external adviser at almost any point in the past 12 years, then stockholders would have realized significant gains.
$1 invested with TICC since IPO in 2003 is worth(1)(2)
$1 invested with an average external adviser since TICC IPO in 2003 is worth(1)(2)(3)
If a new external adviser is able to act in the best interests of stockholders and eliminate the persistent discount to NAV that TICC’s shares trade at, then stockholders will benefit greatly.
$1.62
$3.54
Eliminating the current discount to NAV would potentially generate:
$43.8 million direct value to stockholders(4)
Total return calculation includes share price appreciation and cumulative dividends paid.
TICC and benchmark returns indexed to November 21, 2003.
BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD.
Based on NAV of 0.87x, 51.48mm shares outstanding, and share price of $5.70.
Source: Bloomberg, fixed income benchmark data from Markit iBoxx
Note: Market data as of August 4, 2016.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

TICC STOCKHOLDERS DESERVE A NEW, BEST-IN-CLASS EXTERNAL ADVISER TO DELIVER TRUE VALUE
Under a best-in-class external adviser, stockholders can expect true change. You, the true owners of TICC, deserve:
A sustainable dividend policy
Greater total returns for your investment
A meaningful share repurchase program
New independent directors
No restrictions on value-creating opportunities
The opportunity to participate in value-enhancing M&A
An external adviser that prioritizes stockholders’ best interests
VOTE FOR CHANGE TODAY. Stockholders deserve all the potential benefits that accompany the appointment of a new external adviser that is focused on protecting stockholders’ investments.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

If you have any questions concerning this letter OR HOW TO VOTE, please call MacKenzie Partners, Inc. at one of the phone numbers listed below.
105 Madison Avenue
New York, NY 10016
(212) 929-5500 (call collect)
or
TOLL-FREE (800) 322-2885
TPG@mackenziepartners.com
About TPG Specialty Lending
TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with over $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.
Forward-Looking Statements
Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Third Party-Sourced Statements and Information
Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM

All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.
Proxy Solicitation Information
In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 14, 2016 (the “TSLX Proxy Statement”). TSLX has mailed the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC. This communication is not a substitute for the TSLX Proxy Statement.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).
This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS. VOTING INFORMATION CAN BE FOUND AT WWW.CHANGETICCNOW.COM